UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2005

US LEC CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-24061	56-2065535
(Commission File Number)	(IRS Employer Identification No.)

Morrocroft III, 6801 Morrison Boulevard, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 319-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Michael K. Robinson, the Company’s Executive Vice President-Finance and Chief Financial Officer, has resigned to accept the position of Chief Executive Officer with Broadview Networks Holdings, Inc. To allow for an orderly transition of his duties and to assist the Company with year-end financial reporting, Mr. Robinson’s resignation will not be effective until on or about March 4, 2005.

The Company will promptly begin a search for a new Chief Financial Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US LEC CORP.

By:	/s/ Aaron D. Cowell, Jr.
Aaron D. Cowell, Jr.
President and Chief Executive Officer

Dated: February 15, 2005

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